UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):
January 28, 2019

Bank of Commerce Holdings

 (Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-25135	94-2823865
(Commission File Number)	IRS Employer Identification No.

555 Capitol Mall, Suite 1255
Sacramento, California 95814
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (800) 421-2575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 28, 2019, the board of directors (the “Board”) of Bank of Commerce Holdings (the “Company”) elected David J. Inderkum to the Board of the Company and to the board of directors of the Company’s wholly owned subsidiary, Redding Bank of Commerce (the “Bank”). Mr. Inderkum was selected as a director pursuant to the Agreement and Plan of Merger by and between the Company and Merchants Holding Company (“Merchants”) providing for the appointment of one member of Merchants’ board of directors to the Board. Mr. Inderkum’s directorship became effective at 11:59 p.m. Pacific Time on January 31, 2019, upon the consummation of the merger of Merchants with and into the Company. He is expected to stand for re-election at the Company's 2019 annual meeting of shareholders. Mr. Inderkum also was appointed to the Long-Range Planning Committee of the Company.

Mr. Inderkum will be compensated for his services as a director consistent with the Company's standard compensation program for non-employee directors as described under the heading “Director Compensation” in the Company’s 2018 proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2018, which description is incorporated herein by reference.

There are no family relationships between Mr. Inderkum and any other director or executive officer of the Company. There are no transactions in which Mr. Inderkum has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.

Item 8.01 – Other Events

On February 1, 2019, the Company announced the completion of the previously announced acquisition of Merchants Holding Company and its wholly owned subsidiary The Merchants National Bank of Sacramento, effective January 31, 2019.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits:

99.1     Press Release dated February 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 1, 2019
/s/ Samuel D. Jimenez
By: Samuel D. Jimenez
Executive Vice President – Chief Operating Officer